Offerings - Offering: 1	Nov. 03, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 3,267,616.40
Amount of Registration Fee	$ 500.27
Offering Note	(a) The transaction value is calculated as the estimated aggregate maximum purchase price for Shares. The fee of $500.27, calculated at $153.10 per $1,000,000 of the transaction value, was paid in connection with the filing of the Schedule TO-I by SkyBridge G II Fund (File No. 005-88054) on July 30, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. (b) Calculated at $153.10 per $1,000,000 of the transaction value.